EXHIBIT 1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of February 1, 2017, is entered into by and among, BTG Pactual International Portfolio Fund II SPC, Segregated Portfolio BTGPH Corp Hedge, Banco BTG Pactual S.A.—Cayman Branch, Banco BTG Pactual S.A., BTG Pactual Holding S.A., and BTG Pactual G7 Holding S.A.. Each of the above are collectively referred to herein as the “Parties” and each individually as a “Party.” Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that the Statement on Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

BTG PACTUAL INTERNATIONAL PORTFOLIO FUND II SPC, SEGREGATED PORTFOLIO BTGPH CORP HEDGE

By:	/s/ Gabriel Barretti
Name: Gabriel Barretti
Title: Authorized Signatories

By:	/s/ Carolina Cury
Name: Carolina Cury
Title: Authorized Signatories

BANCO BTG PACTUAL S.A.—CAYMAN BRANCH

By:	/s/ Gabriel Barretti
Name: Gabriel Barretti
Title: Authorized Signatories

By:	/s/ Carolina Cury
Name: Carolina Cury
Title: Authorized Signatories

BANCO BTG PACTUAL S.A.

By:	/s/ Gabriel Barretti
Name: Gabriel Barretti
Title: Authorized Signatories

By:	/s/ Carolina Cury
Name: Carolina Cury
Title: Authorized Signatories

BTG PACTUAL HOLDING S.A.

By:	/s/ Marcelo Kalim
Name: Marcelo Kalim
Title: Authorized Signatories

By:	/s/ Roberto Sallouti
Name: Robert Sallouti
Title: Authorized Signatories

BTG PACTUAL G7 HOLDING S.A.

By:	/s/ Marcelo Kalim
Name: Marcelo Kalim
Title: Authorized Signatories

By:	/s/ Roberto Sallouti
Name: Robert Sallouti
Title: Authorized Signatories